Exhibit 99.1

Second Quarter 2002 Supplemental Financial Report

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information might not occur.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Financial Highlights
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,					Six Months Ended June 30,
	2002		2001		% Change	2002		2001		% Change
INCOME ITEMS:
Revenues	$51,265		$58,234		(12.0%)	$103,900		$108,701		(4.4%)
Net Operating Income	39,254		45,508		(13.7%)	79,670		84,530		(5.7%)
Net Income	4,957		15,097		(67.2%)	18,464		21,523		(14.2%)
Funds From Operations	23,358		28,237		(17.3%)	50,510		50,113		0.8%
Funds Available for Distribution	22,595		24,095		(6.2%)	48,962		43,627		12.2%

Net Income per share—diluted	$0.18		$0.55		(67.3%)	$0.67		$0.79		(15.2%)
Funds From Operations per share—diluted	$0.73		$0.93		(21.5%)	$1.61		$1.64		(1.8%)
Funds Available for Distribution per share—diluted	$0.70		$0.79		(11.4%)	$1.56		$1.43		9.1%
Dividend per share	$0.495		$0.480		3.1%	$0.990		$0.960		3.1%

RATIOS:
Interest Coverage Ratio (1)	4.1	x	4.0	x		4.2	x	3.7	x
Fixed Charge Coverage Ratio (2)	2.9	x	3.0	x		3.1	x	2.8	x
FFO Payout Ratio (3)	68.0%		51.6%		16.4%	61.5%		58.0%		3.5%
FAD Payout Ratio (4)	70.3%		60.4%		9.9%	63.4%		66.7%		(3.3%)

	June 30, 2002	Dec. 31, 2001	% Change
ASSETS:
Investments in Real Estate before Depreciation	$1,678,839	$1,600,994	4.9%
Total Assets	1,510,577	1,457,229	3.7%

CAPITALIZATION:
Total Debt	$761,302	$714,587	6.5%
Total Preferred Stock (5)	155,000	155,000	—
Total Market Equity Value (5)	860,409	800,894	7.4%
Total Market Capitalization (5)	1,776,711	1,670,481	6.4%
Total Debt / Total Market Capitalization	42.8%	42.8%	—
Total Debt and Preferred / Total Market Capitalization	51.6%	52.1%	(0.5%)

(1)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(2)
Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization and current year paid and accrued preferred dividends.

(3)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds From Operations.
(4)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds Available for Distribution.
(5)	See “Capital Structure” on page 18.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Consolidated Balance Sheets
(unaudited, $ in thousands)

	June 30, 2002	December 31, 2001
ASSETS:
Land and improvements	$285,585	$269,366
Buildings and improvements	1,220,923	1,140,499
Undeveloped land and construction in progress, net	172,331	191,129

Total investment in real estate	1,678,839	1,600,994
Accumulated depreciation and amortization	(259,676)	(241,665)

Investment in real estate, net	1,419,163	1,359,329
Cash and cash equivalents	12,663	16,487
Restricted cash	5,811	5,413
Tenant receivables, net	29,511	32,151
Deferred financing and leasing costs, net	37,909	37,068
Prepaid expenses and other assets	5,520	6,781

TOTAL ASSETS	$1,510,577	$1,457,229

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$455,302	$459,587
Unsecured line of credit	306,000	155,000
Unsecured term facility		100,000
Accounts payable, accrued expenses and other liabilities	39,016	53,879
Accrued distributions	15,891	14,634
Rents received in advance and tenant security deposits	16,737	15,955

Total liabilities	832,946	799,055

Minority Interests:
8.075% Series A Cumulative Redeemable Preferred unitholders	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321
Common unitholders of the Operating Partnership	72,415	49,176
Minority interest in Development LLCs		15,869

Total minority interests	224,916	217,546

Stockholders’ Equity:
Common stock	277	274
Additional paid-in capital	499,196	479,295
Distributions in excess of earnings	(42,079)	(33,163)
Accumulated net other comprehensive loss	(4,679)	(5,778)

Total stockholders’ equity	452,715	440,628

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,510,577	$1,457,229

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Consolidated Statements of Operations
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2002	2001	% Change	2002	2001	% Change
REVENUES:
Rental income	$44,435	$46,029	(3.5%)	$89,730	$90,408	(0.7%)
Tenant reimbursements	6,714	6,170	8.8%	12,332	11,690	5.5%
Interest income	86	277	(69.0%)	371	713	(48.0%)
Other income	30	5,758	(99.5%)	1,467	5,890	(75.1%)

Total revenues	51,265	58,234	(12.0%)	103,900	108,701	(4.4%)

EXPENSES:
Property expenses	7,558	7,330	3.1%	15,230	14,312	6.4%
Real estate taxes	4,063	4,744	(14.4%)	7,913	8,379	(5.6%)
General and administrative expenses	3,129	2,973	8.2%	6,097	6,073	0.4%
Ground leases	333	375	(11.2%)	716	767	(6.6%)
Provision for potentially unrecoverable development costs	519		100%	519	100	419.0%
Interest expense	8,768	10,612	(17.4%)	18,127	21,403	(15.3%)
Depreciation and amortization (1)	18,502	12,695	45.7%	31,368	26,295	19.3%

Total expenses	42,843	38,729	10.6%	79,970	77,329	3.4%

INCOME FROM OPERATIONS	8,422	19,505	(56.8%)	23,930	31,372	(23.7%)
Net gains on dispositions of operating properties	896	1,234	(27.4%)	896	1,539	(41.8%)

INCOME BEFORE MINORITY INTERESTS AND CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	9,318	20,739	(55.1%)	24,826	32,911	(24.6%)

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)	0.0%	(6,750)	(6,750)	0.0%
Minority interest in earnings of Operating Partnership	(986)	(1,796)	(45.1%)	(2,496)	(2,641)	(5.5%)
Recognition of previously reserved Development LLC preferred return				3,908		100.0%
Minority interest in earnings of Development LLCs		(471)	(100.0%)	(1,024)	(605)	69.3%

Total minority interests	(4,361)	(5,642)	(22.7%)	(6,362)	(9,996)	(36.4%)

NET INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	4,957	15,097	(67.2%)	18,464	22,915	(19.4%)
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE					(1,392)	100.0%

NET INCOME	$4,957	$15,097	(67.2%)	$18,464	$21,523	(14.2%)

Weighted average shares outstanding—basic	27,463	27,160		27,360	26,938
Weighted average shares outstanding—diluted	27,805	27,380		27,678	27,177

NET INCOME PER COMMON SHARE:
Net income per common share—basic	$0.18	$0.56	(67.9%)	$0.67	$0.80	(16.3%)

Net income per common share—diluted	$0.18	$0.55	(67.3%)	$0.67	$0.79	(15.2%)

(1)
Included in depreciation for the three and six months ended June 30, 2002 is a non-cash charge of approximately $5.3 million for previously capitalized leasing costs, including leasing commissions and certain tenant improvements, related to the Company’s leases with Peregrine Systems, Inc.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2002	2001	% Change	2002	2001	% Change
FUNDS FROM OPERATIONS:
Net Income	$4,957	$15,097	(67.2%)	$18,464	$21,523	(14.2%)
Adjustments:
Minority interest in earnings of Operating Partnership	986	1,796	(45.1%)	2,496	2,641	(5.5%)
Depreciation and amortization	18,311	12,030	52.2%	30,446	25,000	21.8%
Net gains on dispositions of operating properties	(896)	(1,234)	(27.4%)	(896)	(1,539)	(41.8%)
Cumulative effect of change in accounting principle					1,392	(100.0%)
Non-cash amortization of restricted stock grants (1)		548	(100.0%)		1,096	(100.0%)

Funds From Operations	$23,358	$28,237	(17.3%)	$50,510	$50,113	0.8%

Weighted average common shares/units outstanding—basic	31,827	30,260		31,076	30,243
Weighted average common shares/units outstanding—diluted	32,169	30,481		31,394	30,482
FFO per common share/unit—basic	$0.73	$0.93	(21.5%)	$1.63	$1.66	(1.8%)

FFO per common share/unit—diluted	$0.73	$0.93	(21.5%)	$1.61	$1.64	(1.8%)

FUNDS AVAILABLFOR DISTRIBUTION:
Funds From Operations	$23,358	$28,237	(17.3%)	$50,510	$50,113	0.8%
Adjustments:
Amortization of deferred financing costs	442	399	10.8%	1,220	780	56.4%
Tenant improvements, leasing commissions and recurring capital expenditures	(1,302)	(3,668)	(64.5%)	(1,637)	(4,679)	(65.0%)
Net effect of straight-line rents (2)	97	(873)	(111.1%)	(1,131)	(2,587)	(56.3%)

Funds Available for Distribution	$22,595	$24,095	(6.2%)	$48,962	$43,627	12.2%

FAD per common share/unit—basic	$0.71	$0.80	(11.3%)	$1.58	$1.44	9.7%

FAD per common share/unit—diluted	$0.70	$0.79	(11.4%)	$1.56	$1.43	9.1%

(1)	Commencing January 1, 2002, non-cash amortization of restricted stock grants is not added back to calculate Funds From Operations.
(2)	This amount is net of a reserve for bad debts.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Net Operating Income Breakdown

As of June 30, 2002(1)
% OF TOTAL NOI BY PRODUCT TYPE:
Office:
Los Angeles	34.8%
Orange County	4.4%
San Diego	31.8%
Other	5.7%

Subtotal	76.7%

Industrial:
Los Angeles	3.4%
Orange County	18.7%
Other	1.2%

Subtotal	23.3%

% OF TOTAL NOI BY REGION:
Los Angeles	38.2%
Orange County	23.1%
San Diego	31.8%
Other	6.9%

Total	100.0%

(1)	Based on Net Operating Income for the six months ended June 30, 2002.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Same Store Analysis(1)
($ in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2002	2001	$ Change	% Change	2002	2001	$ Change	% Change
TOTAL SAME STORE PORTFOLIO
Operating Revenues:
Rental income	$39,034	$39,827	($793)	(2.0%)	$79,105	$79,732	($627)	(0.8%)
Tenant reimbursements	5,922	5,676	246	4.3%	10,807	10,366	441	4.3%
Other income	30	188	(158)	(84.0%)	1,351	299	1,052	351.8%

Total operating revenues	44,986	45,691	(705)	(1.5%)	91,263	90,397	866	1.0%

Operating Expenses:
Property expenses	6,387	6,727	(340)	(5.1%)	12,839	12,877	(38)	(0.3%)
Real estate taxes	3,523	3,931	(408)	(10.4%)	6,897	7,156	(259)	(3.6%)
Ground leases	291	325	(34)	(10.5%)	624	657	(33)	(5.0%)

Total operating expenses	10,201	10,983	(782)	(7.1%)	20,360	20,690	(330)	(1.6%)

GAAP Net Operating Income	$34,785	$34,708	$77	0.2%	$70,903	$69,707	$1,196	1.7%

	Same Store Analysis (Cash Basis)
	Three Months % Change	Six Months % Change
Operating Revenues	2.4%	3.2%
Operating Expenses	(7.1%)	(1.6%)

Cash Net Operating Income	5.5%	4.7%

(1)	Same store defined as all stabilized properties owned at January 1, 2001 and still owned at June 30, 2002.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Stabilized and Renovation Portfolio Occupancy Overview

	# of Buildings	Square Feet			Occupancy at:
		Total	Leased	Available	6/30/02	3/31/02	12/31/01
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	32	3,276,494	2,796,367	480,127	85.3%	83.9%	88.1%
Orange County	12	546,850	493,545	53,305	90.3%	89.7%	89.7%
San Diego	41	3,037,673	3,014,786	22,887	99.2%	97.6%	100.0%
Other	6	709,354	693,690	15,664	97.8%	98.1%	99.0%

Subtotal	91	7,570,371	6,998,388	571,983	92.4%	91.2%	93.9%

Industrial:
Los Angeles	7	554,490	553,810	680	99.9%	99.7%	99.4%
Orange County	52	4,236,038	4,148,232	87,806	97.9%	98.3%	98.3%
Other	2	295,417	295,417	—	100.0%	100.0%	100.0%

Subtotal	61	5,085,945	4,997,459	88,486	98.3%	98.5%	98.5%

OCCUPANCY BY REGION:
Los Angeles	39	3,830,984	3,350,177	480,807	87.4%	86.3%	89.8%
Orange County	64	4,782,888	4,641,777	141,111	97.0%	97.3%	97.3%
San Diego	41	3,037,673	3,014,786	22,887	99.2%	97.6%	100.0%
Other	8	1,004,771	989,107	15,664	98.4%	98.6%	99.3%

TOTAL STABILIZED PORTFOLIO	152	12,656,316	11,995,847	660,469	94.8%	94.2%	95.8%

RENOVATION PORTFOLIO:
Office:
Orange County	1	78,016	—	78,016

TOTAL PORTFOLIO	153	12,734,332	11,995,847	738,485

AVERAGE OCCUPANCY—STABILIZED PORTFOLIO				AVERAGE OCCUPANCY—SAME STORE PORTFOLIO
	Office	Industrial	Total		2002	2001 Change	% Change
Quarter-to-Date	91.4%	98.3%	94.2%	Quarter-to-Date	95.2%	96.2%	(1.0%)
Year-to-Date	91.6%	98.4%	94.4%	Year-to-Date	95.4%	96.4%	(1.0%)

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

					2nd Generation
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq. Ft.	Maintenance Capex Per Sq. Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	5	9	111,798	43,509	$7.20	$0.03	(1.4%)	(22.0%)	31.3%	86
Industrial	2	2	7,761	64,273	$4.19	$0.07	16.1%	(1.2%)	76.7%	89

Total	7	11	119,559	107,782	$5.82	$0.04	3.6%	(15.9%)	48.4%	87

Year-to-Date

					2nd Generation
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq. Ft.	Maintenance Capex Per Sq. Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	9	22	207,679	174,488	$7.52	$0.03	0.3%	(6.9%)	33.0%	63
Industrial	11	9	129,335	158,748	$2.39	$0.07	9.9%	(0.1%)	52.9%	73

Total	20	31	337,014	333,236	$5.31	$0.04	2.5%	(5.3%)	40.4%	67

(1)	Includes first and second generation space, net of month-to-month leases. Excludes leasing on new construction. First generation space is defined as the space first leased by the Company.
(2)	Calculated over entire stabilized portfolio.
(3)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Lease Expiration Summary Schedule
($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)		% of Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.
OFFICE:
Remaining 2002	23	127,796		1.9%	$2,320	$18.15
2003	68	1,004,131		14.5%	16,177	16.11
2004	63	817,059		11.8%	17,975	22.00
2005	54	708,224		10.3%	13,042	18.42
2006	45	588,493		8.5%	13,215	22.46
2007	28	707,143		10.2%	12,005	16.98
2008	12	628,211		9.1%	14,431	22.97
2009	11	735,917		10.7%	14,721	20.00
2010	8	282,263		4.1%	6,225	22.05
2011 and beyond	19	1,304,285		18.9%	26,981	20.69

Subtotal	331	6,903,522		100.0%	$137,092	$19.86

INDUSTRIAL:
Remaining 2002	15	47,569		1.0%	$440	$9.25
2003	35	540,365		11.0%	3,540	6.55
2004	25	550,375		11.2%	4,011	7.29
2005	16	709,056		14.4%	5,243	7.39
2006	10	590,638		12.0%	4,486	7.60
2007	10	398,629		8.1%	2,479	6.22
2008	5	752,946		15.4%	5,158	6.85
2009	7	505,976		10.3%	3,039	6.01
2010	2	70,101		1.4%	481	6.86
2011 and beyond	6	745,226		15.2%	5,340	7.17

Subtotal	131	4,910,881		100.0%	$34,217	$6.97

TOTAL PORTFOLIO:
Remaining 2002	38	175,365		1.5%	$2,760	$15.74
2003	103	1,544,496		13.1%	19,717	12.77
2004	88	1,367,434		11.6%	21,986	16.08
2005	70	1,417,280		12.0%	18,285	12.90
2006	55	1,179,131		9.9%	17,701	15.01
2007	38	1,105,772		9.4%	14,484	13.10
2008	17	1,381,157		11.7%	19,589	14.18
2009	18	1,241,893		10.5%	17,760	14.30
2010	10	352,364		3.0%	6,706	19.03
2011 and beyond	25	2,049,511		17.3%	32,321	15.77

Total	462	11,814,403	(1)	100.0%	$171,309	$14.50

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2002.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Lease Expiration Schedule Detail by Region
($ in thousands)

	Los Angeles County						Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet (1)		% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.	# of Expiring Leases	Total Square Feet(1)		% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.
OFFICE:
Remaining 2002	10	19,793		0.8%	$532	$26.88	7	24,798		5.3%	$434	$17.50
2003	27	575,472		22.8%	10,453	18.16	24	74,127		15.7%	1,281	17.28
2004	36	569,362		22.5%	13,882	24.38	13	122,937		26.0%	1,753	14.26
2005	22	169,589		6.7%	4,774	28.15	9	51,689		10.9%	993	19.21
2006	17	156,810		6.2%	4,507	28.74	9	46,977		9.9%	868	18.48
2007	3	25,328		1.0%	715	28.23	3	22,553		4.8%	268	11.88
2008	5	278,247		11.0%	8,104	29.13	3	116,304		24.6%	2,045	17.58
2009	6	395,569		15.7%	8,558	21.63	—	—		—	—	—
2010	1	1,163		0.0%	66	56.75	—	—		—	—	—
2011 and beyond	7	334,094		13.3%	5,188	15.53	1	13,193		2.8%	404	30.62

Subtotal	134	2,525,427		100.0%	$56,779	$22.48	69	472,578		100.0%	$8,046	$17.03

INDUSTRIAL:
Remaining 2002	11	20,553		3.7%	$203	$9.88	4	27,016		0.7%	$237	$8.77
2003	15	74,034		13.4%	604	8.16	20	466,331		11.5%	2,936	6.30
2004	8	116,445		21.0%	937	8.05	17	433,930		10.7%	3,073	7.08
2005	4	210,162		38.0%	2,124	10.11	12	498,894		12.3%	3,118	6.25
2006	—	—		—	—	—	9	426,098		10.5%	3,262	7.66
2007	3	12,238		2.2%	114	9.32	7	386,391		9.5%	2,365	6.12
2008	—	—		—	—	—	5	752,946		18.5%	5,158	6.85
2009	1	6,362		1.1%	95	14.93	6	499,614		12.3%	2,944	5.89
2010	—	—		—	—	—	2	70,101		1.7%	481	6.86
2011 and beyond	1	113,820		20.6%	1,161	10.20	4	500,529		12.3%	3,473	6.94

Subtotal	43	553,614		100.0%	$5,238	$9.46	86	4,061,850		100.0%	$27,047	$6.66

TOTAL PORTFOLIO:
Remaining 2002	21	40,346		1.3%	$735	$18.22	11	51,814		1.2%	$671	$12.95
2003	42	649,506		21.1%	11,057	17.02	44	540,458		11.9%	4,217	7.80
2004	44	685,807		22.2%	14,819	21.61	30	556,867		12.3%	4,826	8.67
2005	26	379,751		12.3%	6,898	18.16	21	550,583		12.2%	4,111	7.47
2006	17	156,810		5.1%	4,507	28.74	18	473,075		10.4%	4,130	8.73
2007	6	37,566		1.2%	829	22.07	10	408,944		9.0%	2,633	6.44
2008	5	278,247		9.1%	8,104	29.13	8	869,250		19.2%	7,203	8.29
2009	7	401,931		13.1%	8,653	21.53	6	499,614		11.0%	2,944	5.89
2010	1	1,163		0.0%	66	56.75	2	70,101		1.5%	481	6.86
2011 and beyond	8	447,914		14.6%	6,349	14.17	5	513,722		11.3%	3,877	7.55

Total	177	3,079,041	(1)	100.0%	$62,017	$20.14	155	4,534,428	(1)	100.0%	$35,093	$7.74

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2002.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Lease Expiration Schedule Detail by Region
($ in thousands)

	San Diego County						Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)		% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.	# of Expiring Leases	Total Square Feet(1)		% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.
OFFICE:
Remaining 2002	1	45,634		1.5%	$712	$15.60	5	37,571		4.2%	$641	$17.06
2003	2	107,128		3.5%	1,527	14.25	15	247,404		27.8%	2,952	11.93
2004	1	50,929		1.7%	960	18.85	13	73,831		8.3%	1,344	18.20
2005	5	356,994		11.8%	4,548	12.74	18	129,952		14.6%	2,727	20.98
2006	3	190,209		6.3%	3,162	16.62	16	194,497		21.8%	4,678	24.05
2007	7	548,878		18.2%	8,627	15.72	15	110,384		12.4%	2,395	21.70
2008	4	233,660		7.8%	4,282	18.33	—	—		—	—	—
2009	3	305,378		10.1%	5,149	16.86	2	34,970		3.9%	1,014	29.00
2010	4	230,767		7.7%	4,744	20.56	3	50,333		5.7%	1,415	28.11
2011 and beyond	10	945,209		31.4%	21,022	22.24	1	11,789		1.3%	368	31.22

Subtotal	40	3,014,786		100.0%	$54,733	$18.15	88	890,731		100.0%	$17,534	$19.68

INDUSTRIAL:
Remaining 2002	—	—		—	—	—	—	—		—	—	—
2003	—	—		—	—	—	—	—		—	—	—
2004	—	—		—	—	—	—	—		—	—	—
2005	—	—		—	—	—	—	—		—	—	—
2006	—	—		—	—	—	1	164,540		55.7%	1,224	7.44
2007	—	—		—	—	—	—	—		—	—	—
2008	—	—		—	—	—	—	—		—	—	—
2009	—	—		—	—	—	—	—		—	—	—
2010	—	—		—	—	—	—	—		—	—	—
2011 and beyond	—	—		—	—	—	1	130,877		44.3%	708	5.41

Subtotal	—	—		—	—	—	2	295,417		100.0%	$1,932	$6.54

TOTAL PORTFOLIO:
Remaining 2002	1	45,634		1.5%	$712	$15.60	5	37,571		3.2%	$641	$17.06
2003	2	107,128		3.5%	1,527	14.25	15	247,404		20.9%	2,952	11.93
2004	1	50,929		1.7%	960	18.85	13	73,831		6.2%	1,344	18.20
2005	5	356,994		11.8%	4,548	12.74	18	129,952		11.0%	2,727	20.98
2006	3	190,209		6.3%	3,162	16.62	17	359,037		30.3%	5,902	16.44
2007	7	548,878		18.2%	8,627	15.72	15	110,384		9.3%	2,395	21.70
2008	4	233,660		7.8%	4,282	18.33	—	—		—	—	—
2009	3	305,378		10.1%	5,149	16.86	2	34,970		2.9%	1,014	29.00
2010	4	230,767		7.7%	4,744	20.56	3	50,333		4.2%	1,415	28.11
2011 and beyond	10	945,209		31.4%	21,022	22.24	2	142,666		12.0%	1,076	7.54

Total	40	3,014,786	(1)	100.0%	$54,733	$18.15	90	1,186,148	(1)	100.0%	$19,466	$16.41

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2002.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants
($ in thousands)

Tenant Name	Rentable Square Feet	Annual Base Rental Revenues(1)	Percentage of Total Annual Base Rental Revenues
Office Properties:
The Boeing Company	1,080,662	$17,920	10.3%
Peregrine Systems, Inc.(2)	423,874	13,794	7.9%
DirecTV, Inc.	182,463	5,286	3.0%
Diversa Corporation	136,908	4,715	2.7%
Epson America, Inc.	166,575	4,251	2.5%
Epicor Software Corporation	172,778	3,477	2.0%
Newgen Results Corporation	102,875	3,445	2.0%
Scan Health Plan	119,219	3,429	2.0%
Intuit, Inc.	212,214	3,150	1.8%
Sony Music Entertainment, Inc.	94,844	2,791	1.6%

Total Office Properties	2,692,412	$62,258	35.8%

Industrial Properties:(3)
Celestica California, Inc.	303,533	$2,493	1.4%
Qwest Communications Corporation	244,800	2,422	1.4%
Mattel, Inc.	192,053	2,023	1.2%
Packard Hughes Interconnect	157,458	1,700	1.0%
Targus, Inc.	266,093	1,481	0.9%
NBTY Manufacturing, LLC	286,139	1,461	0.8%
Southern Plastic Mold, Inc.	188,000	1,201	0.7%
Kraft Foods, Inc.	164,540	1,185	0.7%
Extron Electronics	157,730	949	0.5%
Ricoh Electronics	100,000	809	0.5%

Total Industrial Properties	2,060,346	$15,724	9.1%

(1)	Reflects annualized rent calculated on a straight-line basis.

(2)	Includes 64,946 rentable square feet of executed subleases with annual base rental revenue of approximately $2.1 million.

(3)
In July 2002, a lease with Abovenet Communications, Inc. was terminated prior to expiration. The lease for 113,820 square feet would have represented approximately $1.5 million, or 0.8% of the Company’s annual base rental revenues at June 30, 2002.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenue
($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues(1)	Lease Expiration Date
Boeing Satellite Systems

2260 E. Imperial Highway, El Segundo	293,261	$7,448	July 2004
909 N. Sepulveda, El Segundo	248,148	2,978	February 2003
1231 N. Miller Street, Anaheim	113,242	684	March 2009
2240 E. Imperial Highway, El Segundo	101,564	1,729	January 2004
2250 E. Imperial Highway, El Segundo	7,791	271	November 2004

	764,006	13,110

Boeing MTA (Military Transport Aircraft)

3760 Kilroy Airport Way, Long Beach	24,536	686	January 2003
3760 Kilroy Airport Way, Long Beach	26,620	831	January 2003

	51,156	1,517

Boeing Airplane-on-Ground Division

17930 Pacific Highway, Seattle	211,139	1,769	December 2002

Boeing Capital Corporation

3780 Kilroy Airport Way, Long Beach	43,636	1,223	September 2005

Boeing Realty Corporation
3760 Kilroy Airport Way, Long Beach	10,725	301	August 2005

Total	1,080,662	$17,920

Peregrine Systems, Inc.(2)
Building 1	52,375	$1,682	September 2010
Building 2	129,680	4,245	April 2012
Building 3	129,752	4,308	April 2013
Building 5(3)	112,067	3,559	July 2011

Total	423,874	$13,794

(1)	Reflects annualized rent calculated on a straight-line basis.
(2)	Excludes Building 4 which is currently under construction and was previously committed to Peregrine Systems, Inc. Peregrine surrendered Building 4 back to the Company in June 2002.
(3)	Includes 64,946 rentable square feet of executed subleases with annual base rental revenues of approximately $2.1 million.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

2002 Dispositions
($ in thousands)

Project	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
NONE
2nd QUARTER:
NONE

TOTAL YEAR-TO-DATE DISPOSITIONS

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Stabilized Development
($ in thousands)

Project	Location	Type	Start Date	Completion Date	Rentable Square Feet	Total Est. Investment	% Occupied
1st QUARTER:
Innovation Corporate Center—Lot 12	San Diego, CA	Office	2Q 2000	2Q 2001	70,617	$15,232	100%
Sorrento Gateway—Lot 4	San Diego, CA	Office	2Q 2001	1Q 2002	60,662	16,749	100%

Subtotal					131,279	31,981	100%

2nd QUARTER:
Calabasas Park Centre Ph II	Calabasas, CA	Office	2Q 2000	2Q 2001	98,706	22,256	91%
Innovation Corporate Center Lot 8	San Diego, CA	Office	2Q 2000	2Q 2001	46,759	9,378	51%
Pacific Corporate Center—Lots 25 & 27	San Diego, CA	Office	2Q 2001	4Q 2001	68,400	17,798	100%

					213,865	49,432	85%

TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT					345,144	$81,413	91%

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions, the forward-looking events contained contained in this supplemental information might not occur.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

In-Process and Committed Development Projects
($ in thousands)

			Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Costs to Date(3)	% Leased	% LOI	Total % Committed(2)
Project	Location	Type	Start Date	Compl. Date
PROJECTS IN LEASE-UP:
Westside Media Center—Phase III	West LA, CA	Office	4Q 2000	2Q 2002	2Q 2003	151,000	$58,045	$43,461	0%	20%	20%

Subtotal						151,000	58,045	43,461	0%	20%	20%

PROJECTS UNDER CONSTRUCTION:
Brobeck, Phleger & Harrison Expansion	Del Mar, CA	Office	3Q 2001	3Q 2002	3Q 2002	89,168	24,863	17,804	100%	0%	100%
Imperial & Sepulveda	El Segundo, CA	Office	1Q 2001	3Q 2002	3Q 2003	133,678	44,130	31,730	0%	0%	0%
Peregrine Systems Corporate
Ctr—Bldg 4(4)	Del Mar, CA	Office	3Q 2001	4Q 2002	4Q 2003	114,780	30,464	22,577	0%	0%	0%
San Diego Corporate Center	Del Mar, CA	Office	2Q 2002	3Q 2003	3Q 2004	208,961	62,999	21,955	84%	0%	84%

Subtotal						546,587	162,456	94,066	48%	0%	48%

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION						697,587	220,501	137,527	38%	4%	42%

COMMITTED DEVELOPMENT:
None

TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS:						697,587	$220,501	$137,527	38%	4%	42%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(2)	Includes executed leases and signed letters of intent, calculated on a square footage basis.
(3)	Costs to date as of June 30, 2002.
(4)	Building 4 was previously committed to Peregrine Systems Inc. Peregrine surrendered Building 4 back to the Company in June 2002.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions the forward-looking events contained in this supplemental information might not occur.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Future Development Pipeline
($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Costs to Date(1)
SAN DIEGO COUNTY:
Innovation Corporate Center—Lot 2	San Diego, CA	Office	3.0	51,187	$10,043	$2,775
Innovation Corporate Center—Lot 4	San Diego, CA	Office	3.4	75,000	13,620	3,340
Innovation Corporate Center—Lot 9	San Diego, CA	Office	3.2	65,867	12,343	3,325
Innovation Corporate Center—Lot 10	San Diego, CA	Office	2.2	37,405	7,841	2,280
Pacific Corporate Center—Lots 3, 4 & 6	San Diego, CA	Office	10.9	225,000	47,170	12,887
Pacific Corporate Center—Lot 8	San Diego, CA	Office	5.0	95,000	25,621	6,452
Santa Fe Summit—Phase I	San Diego, CA	Office	7.6	150,000	33,438	6,445
Santa Fe Summit—Phase II	San Diego, CA	Office	7.6	150,000	34,003	6,445
Sorrento Gateway—Lot 1	San Diego, CA	Office	3.4	61,000	17,052	3,677
Sorrento Gateway—Lot 2	San Diego, CA	Office	4.4	80,000	23,816	6,813
Sorrento Gateway—Lot 3	San Diego, CA	Office	3.4	60,000	18,337	4,783
Sorrento Gateway—Lot 7	San Diego, CA	Office	4.1	57,000	18,675	6,090

TOTAL FUTURE DEVELOPMENT PIPELINE			58.2	1,107,459	$261,959	$65,312

(1)	Costs to date as of June 30, 2002.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information might not occur.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Capital Structure
At June 30, 2002
($ in thousands)

	Shares/Units at June 30, 2002	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$455,302	25.6%
Unsecured Line of Credit		306,000	17.2%

Total Debt		$761,302	42.8%

EQUITY:
8.075% Series A Cumulative Redeemable Preferred Units (1)	1,500,000	$75,000	4.2%
9.375% Series C Cumulative Redeemable Preferred Units (1)	700,000	35,000	2.0%
9.250% Series D Cumulative Redeemable Preferred Units (1)	900,000	45,000	2.6%
Common Units Outstanding (2)	4,421,195	118,267	6.6%
Common Shares Outstanding (2)	27,743,637	742,142	41.8%

Total Equity		$1,015,409	57.2%

TOTAL MARKET CAPITALIZATION		$1,776,711	100.0%

(1)	Value based on $50.00 per share liquidation preference.
(2)	Valued based on closing share price of $26.75 at June 30, 2002.

KILROY REALTY CORPORATION
Second Quarter 2002 Supplemental Financial Report

Debt Analysis
At June 30, 2002
($ in thousands)

SECURED DEBT PRINCIPAL REPAYMENT SCHEDULE

2002	2003	2004	2005	2006	Thereafter	Total
$3,732	$95,241	$28,418	$88,933	$37,084	$201,894	$455,302

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	59.8%	6.5%	5.8
Unsecured Debt	40.2%	5.1%	2.7
Floating vs. Fixed Rate Debt:
Fixed Rate Debt (1),(2),(4)	68.7%	7.1%	5.4
Floating Rate Debt (3)	31.3%	3.4%	2.6

Total Debt		6.0%	4.5

Total Debt Including Loan Fees		6.3%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$306,000	March 2005

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$3.4	$7.2

(1)	The Company currently has an interest-rate swap agreement, which expires in November 2002, to fix LIBOR on $150 million of its floating rate debt at 5.48%.
(2)	The Company currently has an interest-rate swap agreement, which expires in January 2005, to fix LIBOR on $50 million of its floating rate debt at 4.46%.
(3)	The Company currently has interest-rate cap agreements, which expire in January 2005, to cap LIBOR on $100 millionof its floating rate debt at 4.25%.
(4)
The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company’s interest-rate cap agreements. Including the effects of the interest-rate cap agreements, the Company had fixed or capped approximately 81.8% of its total outstanding debt at June 30, 2002.